Exhibit 10.4(c)

Third Amendment To

Commercial Lease Agreement

Dated May 1994

        This Amendment is made by and among 1845 Tenants In Common (hereinafter called “Landlord”) and American Safety Insurance Services, Inc. (Formerly known as Synergy Insurance Services, Inc.)(hereinafter called Tenant”).

1.

Landlord hereby leases and rents to Tennant and Tennant hereby leases and takes upon the terms and conditions of that certain Commercial Lease Agreement dated May 1994 between the parties hereto (hereinafter called the “Lease”) a total of 23,595 square feet of office space located on the first and second floors of 1845 The Exchange, Atlanta, Cobb County, Georgia 30339. The foregoing leased space shall be deemed covered by the Lease effective March 1, 2002.

2.	Except as set forth herein, the Lease remains in full force and effect between the parties hereto.

        This Amendment is entered into, under seal, as of March 1, 2002

                                            1845 Tenants In Common
                                            By: /S/ Lloyd A. Fox
                                            Lloyd A. Fox
                                            Agent

                                            American Safety Insurance Services, Inc.
                                            By:  /s/Steven B. Mathis
                                            Steven B. Mathis
                                            Treasurer

EXHIBIT “A”

BASE RENTAL RATE

------------------------------------- ----------------------------------- -----------------------------------
                YEAR                          MINIMUM BASE RATE                  ANNUAL BASE RENT($)
------------------------------------- ----------------------------------- -----------------------------------
3/1/2002 - 2/28/2003                  $19.08/square feet                  $450,192.60
------------------------------------- ----------------------------------- -----------------------------------
3/1/2003 - 2/29/2004                  $19.84/square feet                  $468,124.80
------------------------------------- ----------------------------------- -----------------------------------
3/1/2004 - 2/28/2005                  $20.64/square feet                  $487,000.80
------------------------------------- ----------------------------------- -----------------------------------
3/1/2005 - 2/28/2006                  $21.46/square feet                  $506,348.70
------------------------------------- ----------------------------------- -----------------------------------
3/1/2006 - 2/28/2007                  $21.46/square feet                  $506,348.70
------------------------------------- ----------------------------------- -----------------------------------
3/1/2007 - 8/31/2007                  $21.46/square feet                  $506,348.70
------------------------------------- ----------------------------------- -----------------------------------
1.

Based on 23,595 square feet leased upon renewal. Plus adjustments per paragraph 10 (Tax and Insurance Escalation) and 43 (CPI Escalation)(except as shown above for period(s) after 2/28/2006 with respect to CPI).

2.	Any additional space required to be taken by Tenant upon becoming available will be added to the Lease at the then current lease rate under the Lease